TRANSAMERICA SERIES TRUST

Transamerica Barrow Hanley Dividend Focused VP

Supplement to the Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

The Board of Trustees has approved the termination of Barrow, Hanley, Mewhinney & Strauss, LLC as sub-adviser to Transamerica Barrow Hanley Dividend Focused VP (the "portfolio"). The Board has also approved a new investment sub-advisory agreement with Aegon Asset Management UK plc ("AAM"), an affiliate of Transamerica Asset Management, Inc. ("TAM"), the portfolio's investment manager, subject to approval by the portfolio's investors.

Because AAM is an affiliate of TAM, the new investment sub-advisory agreement between TAM and AAM with respect to the portfolio must be approved by investors. A proxy statement describing the details of the proposed change in sub-adviser is expected to be mailed to portfolio investors in September 2020. If approved by portfolio investors, it is anticipated that the change in sub-adviser would occur on or about December 1, 2020. At that time, among other things, the portfolio is expected to be renamed Transamerica Aegon Sustainable Equity Income VP and certain changes would be made to the portfolio's principal investment strategies and principal risks.

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Investors Should Retain this Supplement for Future Reference

August 7, 2020